                                                                   Exhibit 10.17

                    FIRST AMENDMENT TO FORBEARANCE AGREEMENT

         This First Amendment to Forbearance Agreement (the "Amendment") is dated as of November 30, 2000, and is entered into by and between the Lamaur Corporation ("Lamaur") and the Committee of Unsecured Creditors of Lamaur, acting on behalf of all general unsecured creditors of Lamaur, by and through its members, Owens Illinois, Inc., U.S. Can Company, Seaquist Perfect, AeroPres Corp., Longview Fibre Company, Cognis Corp., and National Starch and Chemical (the "Committee"). The Amendment amends the Forbearance Agreement (the "Forbearance Agreement") between the parties dated March 10, 2000, attached hereto as Exhibit "A."

                                    RECITALS
                                    --------

         A. WHEREAS Lamaur and the Committee entered into the Forbearance Agreement on March 10, 2000 to address Lamaur's repayment of the then existing debt through February 29, 2000 to its general unsecured creditors (the "Existing Debt");

         B. WHEREAS, to date, Lamaur has made all payments when due, to the parties set forth above who are entitled to receive payment, as provided in the Forbearance Agreement;

         C. WHEREAS Lamaur and the Committee desire to amend the Forbearance Agreement to address Lamaur's repayment of the remaining Existing Debt (as described in the Forbearance Agreement) in accordance with the terms of this Amendment;

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

I. Paragraph 5 of the Forbearance Agreement which presently reads as follows:

         5. Payment Terms. Lamaur agrees to provide each of its general unsecured creditors with a choice of payment of such creditor's portion of the Existing Debt to be made in writing by each creditor, consisting of:

                  A. Either an immediate 60% payment in full of the total nondisputed outstanding debt to the individual creditors holding claims of up to a total of $5,000, or those creditors holding claims of larger than $5,000 who elect to reduce their claim to $5,000 to obtain 60% of $5,000, or

                  B. 100% payment of the total nondisputed outstanding debt as follows:

                  1. 40% of the total allowed claim to be paid upon execution of this agreement to accept the payment schedule,

                  2.       5% to be paid on or before June 30, 2000,

                  3.       22% to be paid on or before January 2, 2001,

                  4.       5% to be paid on or before June 30, 2001,

                  5.       28% to be paid on or before December 31, 2001.

         is amended and restated in its entirety to read as follows:

         5. Payment Terms. Lamaur agrees to provide each of its general unsecured creditors with a choice of payment of such creditor's portion of the Existing Debt to be made in writing by each creditor, consisting of:

                  A. Either an immediate 60% payment in full of the total nondisputed outstanding debt to the individual creditors holding claims of up to a total of $5,000, or those creditors holding claims of larger than $5,000 who elect to reduce their claim to $5,000 to obtain 60% of $5,000, or

                  B. 100% payment of the total nondisputed outstanding debt as follows:

                  1. 40% of the total allowed claim to be paid upon execution of this agreement to accept the payment schedule,

                  2.       5% to be paid on or before June 30, 2000,

                  3. 2.75% to be paid on or before the last day of each of thirteen (13) consecutive months, commencing on or before November 30, 2000,

                  4.       19.25% to be paid on or before December 31, 2001.

II.      Miscellaneous:

         a. Continued Validity of Forbearance Agreement. Except as amended by this Amendment, the Forbearance Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto,

         b. Authorization. Each party represents to the other that the individual executing this Amendment on its behalf is the duly appointed signatory of such party to this Amendment and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

         c. Captions. Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

         d. No Novation. This Amendment is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Forbearance Agreement shall remain in full force and effect.

         e. Security Agreement. The security agreement executed by and between Lamaur and the Committee, dated April 12, 2000 ("Security Agreement") remains in full force and effect and is not amended in any way by this Amendment, except that the parties to the Security Agreement acknowledge that the change in the payment schedule in the Forbearance Agreement as set forth herein shall now determine when a failure to pay under the Forbearance. Agreement shall give rise to a breach under the Forbearance Agreement and Security Agreement.

         f. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment ill any jurisdiction.

         g. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to conflicts of law principles of the State of Minnesota or any other state.

         h. Counterparts. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Forbearance Agreement as of the first date above written.

                                     THE LAMAUR CORPORATION

                                     By:
                                     Title:

                                     THE COMMITTEE OF UNSECURED
                                     CREDITORS OF LAMAUR

                                     By: Owens Illinois, Inc.

                                     ------------------------------------------
                                     Lawrence Levey
                                     Its: Chairman

                                     By: U.S. Can Company

                                     ------------------------------------------
                                     Pete Andres
                                     Its: Co-Chairman

                                     By: Seaquist Perfect

                                     ------------------------------------------
                                     Todd Morlock
                                     Its:

                                     By: AeroPres Corp.

                                     ------------------------------------------
                                     Richard Bianchi
                                     Its:

                                     By: Longview Fibre Company

                                     ------------------------------------------
                                     Terry Brandon
                                     Its:

                                     By: Cognis Corporation

                                     ------------------------------------------
                                     Frank Wertalik
                                     Its:

                                     By: National Starch & Chemical

                                     ------------------------------------------
                                     Peter Hems

                                    EXHIBIT A
                                    ---------

                              Forbearance Agreement

                              FORBEARANCE AGREEMENT
                              ---------------------

         This Forbearance Agreement is entered into as of March __, 2000, by and between The Lamaur Corporation ("Lamaur") and _______________ (the "Creditor").

                                    RECITALS
                                    --------

         A. WHEREAS, Lamaur is indebted to its general unsecured creditors in the approximate aggregate amount of $8,000,000, as of February 29, 2000, (the "Existing Debt"). An unsecured Creditors Committee was formed consisting of some of the largest unsecured creditors of Lamaur, including Owens Illinois, Inc., U.
S. Can Company, Seaquist Perfect, AeroPres Corp., Longview Fibre, Cognis Corp., and National Starch and Chemical. Lamaur and the Committee agreed to address Lamaur's repayment of the Existing Debt in accordance with the terms of this Forbearance Agreement.

         B. WHEREAS, as a result of the Existing Debt, Lamaur's general unsecured creditors are entitled to pursue certain remedies to attempt to recover the Existing Debt according to state law. Lamaur has asked the Committee, on behalf of all general unsecured creditors of Lamaur, to forbear from exercising those remedies relating to the recovery of the Existing Debt and to encourage other unsecured creditors to do likewise and the Committee on behalf of all general unsecured creditors of Lamaur has agreed.

         C. WHEREAS, the Committee, on behalf of all general unsecured creditors, requested and Lamaur agreed to grant a security interest in certain Lamaur assets to the Committee, on behalf of all unsecured creditors.

         D. WHEREAS, the Committee, on behalf of all general unsecured creditors, requested and Lamaur agreed to grant the Committee members access to certain corporate records, subject to the execution of a Confidentiality Agreement, to enable the Committee to monitor the performance of Lamaur under this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

                  1. Acknowledgment of Liability. As of the date of this Forbearance Agreement, Lamaur owes its general unsecured creditors an amount equal to the Existing Debt. Notwithstanding the foregoing, Lamaur reserves any and all claims, offsets or defenses that Lamaur may now have with respect to the payment of the Existing Debt.

                  2. Forbearance. Lamaur acknowledges and agrees that neither the Committee, nor Lamaur's general unsecured creditors is in any way agreeing to waive any claim against Lamaur as a result of this Forbearance Agreement or the performance by the parties of their respective obligations hereunder. Subject to the conditions contained herein and performance by Lamaur of all of the terms of this Forbearance Agreement after the date hereof, the Committee and Creditor shall, until December 31, 2001, forbear from exercising any remedies they may have against Lamaur as a result of their status as unsecured creditors of Lamaur as of the date hereof or the occurrence of any default(s) under any agreement(s) relating thereto by and between Lamaur and the Committee or Creditor. This forbearance shall not be deemed a continuing waiver or forbearance with respect to any default which may occur under any such agreement(s) or hereunder after the date of this Forbearance Agreement.

                  3. Payment Terms. Lamaur agrees to provide each of its general unsecured creditors with a choice of payment of such creditor's portion of existing debt to be made in writing by each creditor, consisting of:

                           A. Either an immediate 60(degree)/a payment in full
                  of the total nondisputed outstanding debt to the individual creditors holding claims of up to a total of $5,000, or those creditors holding claims of larger than $5,000 who elect to reduce their claim to $5,000 to obtain 60% of $5,000, or

                           B. 100% payment of the total nondisputed outstanding
                  debt as follows:

                           1. 40% of the total allowed claim to be paid upon execution of this agreement to accept the payment schedule ,

                           2.      5% to be paid on or before June 30, 2000,

                           3.      22% to be paid on or before January 2, 2001,

                           4.      5% to be paid on or before June 30, 2001,

                           5.      28% to be paid on or before December 31, 2001

                  4. Miscellaneous.

                           a. Successors and Assigns. This Forbearance Agreement
                  shall be binding upon and shall inure to the benefit of the Creditor and Lamaur and their respective constituents, successors and assigns; provided, however, that the foregoing shall not authorize any assignment by the Creditor of any of its rights or duties hereunder.

                           b. Entire Agreement. This Forbearance Agreement
                  contains the entire agreement of the parties hereto and supersedes any other oral or written agreements or understandings with respect to the subject matter hereof.

                           c. Governing Law. The parties acknowledge and agree
                  that the conditions, validity and enforceability of any terms or provisions of this Forbearance Agreement shall be determined by the laws of the State of Minnesota governing contracts entered into and to be performed in the State of Minnesota.

                           d. Interpretation of Agreement. This Agreement, the
                  exhibits hereto, and the documents to be executed in connection herewith, constitute a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any party.

                           e. Venue. Any action to enforce, interpret or
                  challenge the terms of this Agreement, the exhibits hereto, and the documents to be executed in connection herewith shall be brought within the State or Federal Courts of Minnesota, as appropriate.

                           f. Attorneys' Fees and Costs. The parties hereto
                  shall bear their own costs and attorneys' fees related to this Forbearance Agreement.

                           g. Time is of the Essence. Time is of the essence as
                  to each and every term and provision of this Forbearance Agreement.

                           h. Counterparts. This Forbearance Agreement may be
                  signed in counterparts and all of such counterparts when properly executed by the appropriate parties thereto together shall serve as a fully executed document, binding upon the parties.

                           i. Legal Effect. If any provision of this Forbearance
                  Agreement conflicts with applicable law, such provision shall be deemed severed from this Forbearance Agreement, and the balance of this Forbearance Agreement shall remain in full force and effect.

                           j. Due Authorization. Each individual executing this
                  Forbearance Agreement on behalf of an entity is duly authorized to so execute this Forbearance Agreement and the entity on behalf of which this Forbearance Agreement is so executed is valid, binding and enforceable against such entity.

         IN WITNESS WHEREOF, the undersigned have executed this Forbearance Agreement as of the first date above written.

                                    THE LAMAUR CORPORATION

                                    By:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    CREDITOR


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                                    By:
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                                    Its:
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